NW Natural Holdings Q4 2024 Earnings Call February 28, 2025

Investor Information Company Information NW Natural Holdings 250 SW Taylor Street Portland, OR 97204 nwnaturalholdings.com Nikki Sparley Director, Investor Relations and Treasury (503) 721-2530 nikki.sparley@nwnatural.com FORWARD LOOKING STATEMENTS 2 This and other presentations made by NW Natural Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," “continues,” “could,” "intends," "plans," "seeks," "believes," "estimates," "expects," "will" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, forecasts, outlooks, timing, goals, strategies, commitments, future events, financial positions, financial performance, investments, valuations, timing and amount of capital expenditures, targeted capital structure, risks, risk profile, stability, acquisitions and timing, approval, completion and integration thereof, the likelihood and success associated with any transaction, strategic fit, utility system, technology and infrastructure investments, system modernization, reliability and resiliency, global, national and local economies, economic and GDP growth, customer and business growth, continued expansion of service territories, rate base growth, customer backlog, growth opportunities, customer satisfaction ratings, weather, performance and service during weather events, customer rates or rate recovery and the timing and magnitude of potential rate changes and the potential outcome of rate cases, environmental remediation cost recoveries, environmental initiatives, decarbonization and the role of natural gas and the gas delivery system, including decarbonization goals and timelines, energy efficiency measures, use of renewable sources, renewable natural gas purchases, projects, investments and other renewable initiatives, and timing, magnitude and completion thereof, unregulated renewable natural gas strategy and initiatives, hydrogen projects or investments and timing, magnitude, approvals and completion thereof, procurement of renewable natural gas or hydrogen for customers, technology and policy innovations, strategic goals and visions, water, wastewater and water services acquisitions, personnel additions, partnerships, and investment strategy and financial effects of water, wastewater and water services acquisitions, expected growth and safety benefits of facility upgrade investments, operating plans of third parties, financial targets, financial results, including estimated income, availability and sources of liquidity, capital markets, financing transactions, expenses, positions, revenues, returns, cost of capital, timing, and earnings, earnings guidance and estimated future growth rates, credit ratings, debt and equity issuances and timing, future dividends, commodity costs and sourcing, asset management activities, regulatory environment, performance, timing, outcome, or effects of regulatory proceedings or mechanisms or approvals, rate case execution, regulatory prudence reviews, anticipated regulatory actions or filings, accounting treatment of future events, economic and political conditions, effects of legislation or changes in laws or regulations, impact of the new U.S. presidential administration and Congress, effects, extent, severity and duration of epidemics and pandemics, and any resulting economic disruption therefrom, inflation, geopolitical uncertainty and other statements that are other than statements of historical facts. Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses. All forward-looking statements made in this presentation and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Natural Holdings, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Natural Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Leadership Presenting Today Financial Update and Guidance • 2024 earnings drivers • Liquidity and financing • 2025 and long-term earnings guidance Business Update • 2024 achievements • NW Natural Gas Company • SiEnergy Growth/Strategic Updates • NW Natural Gas Company • SiEnergy • NW Natural Water David H. Anderson Chief Executive Officer Ray J. Kaszuba SVP & CFO 3

Executing on growth and value creation 2024 Achievements • Achieved $2.33 adjusted EPS1 for 2024, at the upper end of guidance range • New rates effective Nov. 1, 2024 for NW Natural Gas Company • Announced SiEnergy acquisition in 2024; subsequently closed in early 2025 • Increased consolidated rate base growth projection from 5% - 7% to 6% - 8% with the acquisition of SiEnergy • Continued disciplined water acquisitions and integrations with Puttman/ICH acquisition • Both RNG facilities are producing RNG, steady earnings and cash flows for the renewable business • Initiated 2025 adjusted EPS guidance of $2.75 - $2.951 • Long-term earnings per share growth rate target of 4% - 6% from 2025 adjusted EPS2 • 69-year legacy of increasing dividends to shareholders3 4 (1) See Non-GAAP Information & Guidance Reconciliation in appendix. (2) Adjusted EPS growth forecasted for period 2025 – 2030 compounded annually; EPS growth rate uses 2025 adjusted EPS as base year. NW Natural Holdings does not provide a reconciliation of adjusted EPS growth rate target to the most directly comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain significant items. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant period. (3) Future dividends are subject to Board of Directors discretion and approval.

$1,866 $2,011 $2,214 $2,411 $2,500 - $2,700 2021 2022 2023 2024 2025E Oregon & Washington Gas Utility Rate Base Growth In thousands Strong rate base growth driven by investments supporting a safe, reliable system 1 2024 Completed Oregon General Rate Case • Received final order from Oregon Public Utility Commission on October 25, 2024, approving a $93.3 million revenue requirement increase for NW Natural Gas Company • New rates for Oregon customers were effective Nov. 1, 2024 • Combination of rate case and purchased gas adjustment resulted in a 4.7% increase to an average Oregon residential customer bill on Nov. 1, 2024 2025 Open Oregon General Rate Case • Subsequently on Dec. 30, 2024, filed an Oregon rate case requesting: ✓ $59.4 million revenue requirement increase ✓ 10.4% ROE and a 52% equity capital structure ✓ $10 million increase related to depreciation study and ✓ $204 million increase in average rate based primarily related to safety and reliability cap-ex • New rates are expected to be effective Nov. 1, 2025 for NW Natural Gas Company 9% CAGR NW Natural Gas Utility Rate Base Growth 5 CAGR’s base year of 2021 through 2025

39 49 59 70 80-90 2021 2022 2023 2024 2025E Positioned for Continued Double-Digit Customer Growth In thousands • One of the fastest growing natural gas utilities in the nation through organic customer additions • Today serves 70,000 customers in the desirable and fast-growing major metropolitan areas of the Texas Triangle • Contracted new customer backlog of nearly 190,000 • Strong historic customer growth of 20%+ with Texas economic development expected to continue, supporting projections for double-digit customer and rate base growth long term • Expect customer growth rate of up to 20% compounded annually from 2025 - 2030 Closed Acquisition of SiEnergy Premier gas utility in high-growth, constructive market 22% CAGR CAGR’s base year of 2021 through 2025 6

Results primarily reflect regulatory lag before new rates were effective in Oregon on Nov. 1, 2024 Annual 2024 Financial Results • $26.3 million increase in margin primarily due to new rates in Oregon effective Nov. 1, 2024 • $12.1 million increase in depreciation and general taxes from continued investment in system • $18.2 million decrease in other income, net from higher pension expense and lower interest income • $2.8 million increase in interest expense from higher short-term debt balances • $4.4 million increase in water and wastewater utility net income Natural Gas Distribution Segment Key Drivers Other Key Drivers 7 1 See Non-GAAP Information & Guidance Reconciliation and further explanation of non-GAAP in the appendix. FY 2024 FY 2023 Change In thousands, except per share data Amount Per Share Amount Per Share Amount Per Share Adjusted net income (loss)1: Natural Gas Distribution segment $87,196 $2.24 $94,042 $2.59 $(6,846) $(0.35) Other 3,430 0.09 (174) - 3,604 0.09 Consolidated NW Natural Holdings $90,626 $2.33 $93,868 $2.59 $(3,242) $(0.26) Diluted Shares 38,869 36,265 2,604

Financial Outlook

2025 and Long-Term Targets

EARNINGS PER SHARE (EPS) AND DIVIDENDS	• Initiated adjusted[1] 2025 EPS guidance in the range of $2.75 - $2.95 • Expect SiEnergy and NW Natural Water to each provide about $0.25 - $0.30 annual adjusted 2025 EPS • Long-term EPS growth target of 4% - 6%[2] from 2025 adjusted EPS baseline • Strong and growing dividend[3]
CAPITAL EXPENDITURES AND RATE BASE GROWTH	• Consolidated 2025 cap-ex expected to be in the range of $450 - $500 million • 2025 - 2030 consolidated cap-ex of $2.5 - $2.7 billion expected, an increase of 37%[4] from previous trajectory • Consolidated rate base growth target of 6 - 8%[5]
CUSTOMER GROWTH	• Consolidated customer growth of 2.0% - 2.5% expected in 2025 • NW Natural Water organic customer growth of 2.0%+ in 2025 and ranging from 2.0% - 2.5% per year over the long term[6]. Forecast does not assume closing any acquisitions that haven't been signed as of 12/31/24 • SiEnergy customer growth of 20%+ in 2025 and up to 20% per year over the long term[6]

FINANCING	• Expect to finance the business maintaining a strong balance sheet
	• 2025 projected financings includes:
	  • $65 - $75 million from ATM
	  • To refinance existing bridge loan with junior subordinated notes of $275 - $300 million to support SiEnergy acquisition
	• FFO/Debt target ~14% for NW Natural Holdings[7] over the long term

(1) See Non-GAAP Information & Guidance Reconciliation in appendix. (2) Adjusted EPS growth forecasted for period 2025 – 2030 compounded annually; EPS growth rate uses adjusted 2025 EPS as base year. (3) Future dividends are subject to Board of Directors discretion and approval. (4) Previous five-year guidance of $1.6 billion (2024 – 2028) would be equivalent to six-year guidance of $1.9 billion. (5) Rate base growth forecasted for period 2025 – 2030. Using 2024 rate base of $2.8 billion as base year. Water rate base includes wastewater regulated and unregulated assets. (6) Customer growth forecasted for period 2025 – 2030. (7) S&P rating agency FFO/Adjusted Debt calculation.

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$210 - $230 2025E NW Natural Water Rate Base1 In millions $10 - $15 2025E NW Natural Water Net Income In millions $8 -$12 2025E SiEnergy Net Income In millions $290 - $320 2025E SiEnergy Rate Base In millions SiEnergy and Water, Today and Tomorrow 9 Significant growth expected in the near term and beyond 9 20 - 25% CAGR 2025 – 2027 1 Water rate base includes wastewater regulated and unregulated assets. 32 - 37% CAGR 2025 – 2027 10 - 15% CAGR 2025 – 2027 10 - 15% CAGR 2025 – 2027

Supports NWN’s goal of continuing to deliver strong, consistent long-term EPS growth of 4-6% Positioned for Near- and Long-Term Success After a strong year of execution, NWN is well-positioned to deliver on its financial and strategic objectives in 2025 2025 Objectives Constructive Oregon Gas Rate Case Outcome • Expect new customer rates in Oregon on Nov. 1, 2025 • Allows for strong return on invested capital Capture SiEnergy Growth • Completed acquisition of high-growth Texas gas LDC platform • 20%+ customer growth expected in 2025 Invest in Water Platform and Continue Constructive Rate Case Cadence • Rapidly growing water and wastewater utility platform through both organic growth and acquisitions • Expect to file rate cases in 2025 for safety investments that support earnings going forward RNG Facilities Produce Increasing Earnings and Cash Flows • Building on successful start-up in 2024, the facilities are expected to ramp and provide increasing earnings and cash flows 2025 - 2027 10

Appendix 12

13 Non-GAAP Information & Guidance Reconciliation Management uses "adjusted net income" and "adjusted basis earnings per share," both of which are non-GAAP financial measures, when evaluating NW Natural Holdings' overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about NW Natural Holdings' performance because they eliminate the impacts of significant discrete items that can affect the comparison of period-over-period results. In addition to presenting the results of operations and earnings amounts in total, certain financial measures are expressed in cents per share, which are non-GAAP financial measures. All references to EPS are on the basis of diluted shares. Such non-GAAP financial measures are used to analyze our financial performance because we believe they provide useful information to our investors and creditors in evaluating our financial condition and results of operations. Our non-GAAP financial measures should not be considered a substitute for, or superior to, measures calculated in accordance with U.S. GAAP. Moreover, these non-GAAP financial measures have limitations in that they do not reflect all the items associated with the operations of the business as determined in accordance with GAAP. Other companies may calculate similarly titled non-GAAP financial measures differently than how such measures are calculated in this report, limiting the usefulness of those measures for comparative purposes. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the tables in the following slides. 2025 EPS Guidance Reconciliation Table GAAP EPS Guidance $2.66 to $2.86 SiEnergy Transaction Costs1 0.09 Adjusted EPS Guidance $2.75 to $2.95 1 SiEnergy transaction costs totaled $5.3 million (pre-tax) in 2025 or $0.09 per share assuming average diluted shares of 41.1 million and an income tax rate of 26.5%.

14 Non-GAAP Adjusted EPS & Net Income Reconciliation 1 Regulatory disallowance related to line extension allowance and SiEnergy transaction expenses were recognized in the fourth quarter of 2024. Tax effect of adjustment was calculated using a combined federal and statutory rate of 26.5%. Twelve Months Ended December 31 2024 2023 In thousands, except per share data Amount Per Share Amount Per Share Consolidated GAAP net income $78,871 $2.03 $93,868 $2.59 Regulatory line extension disallowance 13,700 0.35 SiEnergy transaction costs 2,292 0.06 Income tax effect1 (4,237) (0.11) Adjusted net income $90,626 $2.33 $93,868 $2.59 Diluted shares 38,869 36,265 Natural Gas Distribution Segment GAAP net income $77,126 $1.98 $94,042 $2.59 Regulatory line extension disallowance 13,700 0.35 Income tax effect1 (3,630) (0.09) Adjusted net income $87,196 $2.24 $94,042 $2.59 Other GAAP net income $1,745 $0.05 $(174) $ - SiEnergy transaction costs 2,292 0.06 Income tax effect1 (607) (0.02) Adjusted net income $3,430 $0.09 $(174) $ -